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                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Alpha Technologies Group, Inc. (the "Company") on Form 10-Q for the period ending January 25, 2004 as filed with the Securities and Exchange Commission on the date hereof ("Report"), Lawrence Butler, Chief Executive Officer of the Company, and James J. Polakiewicz, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section. 1350, as adopted pursuant to Section. 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date:  March 10, 2004             By: /s/ Lawrence Butler
                                      ----------------------
                                      Lawrence Butler
                                             Chief Executive Officer
                                             (Principal Executive Officer)

Date:  March 10, 2004             By: /s/ James J. Polakiewicz
                                      ------------------------
                                      James J. Polakiewicz
                                             Chief Financial Officer
                                             (Principal Financial and Accounting
                                             Officer)

         The foregoing certification is being furnished solely pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of
Section 1350, Chapter 63 of Title 18, United States Code) and is not being filed as part of the Form 10-Q or as a separate disclosure document.

         A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

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